UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21727
                                                    -----------

                        First Trust Mortgage Income Fund
           (formerly known as First Trust/FIDAC Mortgage Income Fund)
     ----------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
     ----------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
     ----------------------------------------------------------------------
                    (Name and address of agent for service)

        registrant's telephone number, including area code: 630-765-8000
                                                           --------------

                      Date of fiscal year end: October 31
                                              ------------

                    Date of reporting period: April 30, 2013
                                             ----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

FIRST TRUST                                                           BROOKFIELD


                                  FIRST TRUST
                              MORTGAGE INCOME FUND

                               Semi-Annual Report
                            For the Six Months Ended
                                 April 30, 2013

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                     FIRST TRUST MORTGAGE INCOME FUND (FMY)
                               SEMI-ANNUAL REPORT
                                 APRIL 30, 2013

Shareholder Letter..........................................................   1
At A Glance.................................................................   2
Portfolio Commentary........................................................   3
Portfolio of Investments....................................................   6
Statement of Assets and Liabilities.........................................  12
Statement of Operations.....................................................  13
Statements of Changes in Net Assets.........................................  14
Statement of Cash Flows.....................................................  15
Financial Highlights........................................................  16
Notes to Financial Statements...............................................  17
Additional Information......................................................  24

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Brookfield Investment Management Inc. ("Brookfield" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Mortgage Income Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Notes to Financial Statements for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of Brookfield are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                     FIRST TRUST MORTGAGE INCOME FUND (FMY)
                  SEMI-ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                 APRIL 30, 2013


Dear Shareholders:

I am pleased to present you with the semi-annual report for your investment in First Trust Mortgage Income Fund (the "Fund").

The report you hold contains detailed information about your investment; a portfolio commentary from the Fund's management team that provides a recap of the period; a performance analysis and a market and Fund outlook. Additionally, you will find the Fund's financial statements for the period this report covers. I encourage you to read this document and discuss it with your financial advisor. A successful investor is also typically a knowledgeable one, as we have found to be the case at First Trust Advisors L.P. ("First Trust").

The six months covered by this report have been positive for the U.S. markets. In fact, the S&P 500 Index, as measured on a total return basis, rose 14% during the period and many economists and investors have felt positive about the current market environment. Of course, past performance can never be an indicator of future performance. As I have written many times, First Trust believes that staying invested in quality products through up and down markets and having a long-term horizon can help investors reach their financial goals.

First Trust offers a variety of products that we believe could fit many financial plans to help investors seeking long-term investment success. We encourage you to talk to your advisor about the other investments First Trust offers that might also fit your financial goals and to discuss those goals with your advisor regularly so that he or she can help keep you on track.

First Trust will continue to make available up-to-date information about your investments so you and your financial advisor are current on any First Trust investments you own. We value our relationship with you, and thank you for the opportunity to assist you in achieving your financial goals. I look forward to the remainder of 2013 and to the next edition of your Fund's report.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees of First Trust Mortgage Income Fund and Chief Executive Officer of First Trust Advisors L.P.

FIRST TRUST MORTGAGE INCOME FUND
"AT A GLANCE"
AS OF APRIL 30, 2013 (UNAUDITED)

----------------------------------------------------------------------
FUND STATISTICS
----------------------------------------------------------------------
Symbol on New York Stock Exchange                                 FMY
Common Share Price                                             $16.91
Common Share Net Asset Value ("NAV")                           $17.83
Premium (Discount) to NAV                                       (5.16)%
Net Assets Applicable to Common Shares                    $75,126,661
Current Monthly Distribution per Common Share (1)              $0.100
Current Annualized Distribution per Common Share               $1.200
Current Distribution Rate on Closing Common Share Price (2)      7.10%
Current Distribution Rate on NAV (2)                             6.73%
----------------------------------------------------------------------

-----------------------------------------------
COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)
-----------------------------------------------

                 Common Share Price     NAV
4/30/2012        19.85                  17.70
                 19.74                  17.62
                 19.76                  17.59
                 18.90                  17.43
5/25/2012        19.58                  17.50
                 19.50                  17.22
                 19.59                  17.37
                 19.65                  17.28
                 19.70                  17.39
6/29/2012        19.81                  17.40
                 19.60                  17.24
                 19.42                  17.31
                 19.55                  17.45
7/27/2012        19.76                  17.59
                 19.85                  17.53
                 19.95                  17.69
                 19.80                  17.97
                 19.92                  18.00
8/31/2012        20.02                  17.92
                 20.07                  17.92
                 20.20                  18.11
                 20.23                  18.03
9/28/2012        20.52                  17.99
                 20.49                  17.93
                 20.15                  17.92
                 20.17                  17.91
10/26/2012       18.70                  17.90
                 18.08                  17.79
                 18.20                  17.86
                 17.99                  17.81
                 18.60                  17.81
11/30/2012       18.49                  17.79
                 17.87                  17.76
                 18.19                  17.86
                 17.96                  17.79
12/28/2012       17.74                  17.62
                 18.41                  17.84
                 18.47                  17.93
                 18.51                  17.92
1/25/2013        17.29                  17.98
                 17.25                  18.00
                 17.56                  17.98
                 17.44                  18.00
2/22/2013        17.14                  17.95
                 17.20                  17.81
                 16.77                  17.92
                 16.57                  17.88
                 16.60                  17.84
3/28/2013        16.43                  17.85
                 16.49                  17.72
                 16.45                  17.70
                 16.54                  17.71
                 16.73                  17.79
4/30/2013        16.91                  17.83



-----------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------------
                                                                                             Average Annual Total Return
                                                                                        -------------------------------------
                                                     6 Months Ended    1 Year Ended     5 Years Ended   Inception (5/25/2005)
                                                        4/30/2013        4/30/2013        4/30/2013         to 4/30/2013
FUND PERFORMANCE(3)
NAV                                                       3.75%           10.44%            8.46%               7.44%
Market Value                                             -7.25%           -6.60%            9.11%               6.11%

INDEX PERFORMANCE
Barclays Capital U.S. MBS: Agency Fixed Rate MBS Index    0.90%            1.86%            5.30%               5.33%
-----------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
------------------------------------------------------------
Weighted Average Duration                          1.32
Weighted Average Life (Years)                      6.23
------------------------------------------------------------

------------------------------------------------------------
                                                % OF TOTAL
ASSET CLASSIFICATION                           INVESTMENTS
------------------------------------------------------------
Mortgage-Backed Securities                         66.4%
U.S. Government Agency Mortgage-Backed Securities  33.2
Asset-Backed Securities                             0.4
------------------------------------------------------------
Total                                             100.0%
                                                  ======

------------------------------------------------------------
                                                % OF TOTAL
SECURITY TYPE                                  INVESTMENTS
------------------------------------------------------------
Adjustable Rate Securities                         44.8%
Fixed Rate Securities                              44.5
Interest Only Securities                           10.7
------------------------------------------------------------
Total                                             100.0%
                                                  ======

------------------------------------------------------------
                                                % OF TOTAL
                                               FIXED-INCOME
CREDIT QUALITY (4)                             INVESTMENTS
------------------------------------------------------------
AAA                                                43.2%
AA+                                                 7.2
AA                                                  1.9
A+                                                 12.3
A                                                   0.9
BBB+                                                2.7
BBB                                                 2.1
BBB-                                                1.8
BB+                                                 1.4
BB                                                  3.6
B-                                                  2.4
CCC+                                                2.9
CCC                                                13.1
CCC-                                                0.9
CC                                                  0.8
D                                                   2.7
NR                                                  0.1
------------------------------------------------------------
Total                                             100.0%
                                                  ======

(1) Most recent distribution paid or declared through 4/30/2013. Subject to change in the future. The distribution was decreased subsequent to 4/30/13. See Note 8 - Subsequent Events in the Notes to Financial Statements.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 4/30/2013. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(4) The credit quality information presented reflects the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor's Ratings Group, a division of the McGraw Hill Companies, Inc., Moody's Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest ratings are used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the credit worthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

NR    Not rated

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                     FIRST TRUST MORTGAGE INCOME FUND (FMY)
                               SEMI-ANNUAL REPORT
                                 APRIL 30, 2013


                                  SUB-ADVISOR

BROOKFIELD INVESTMENT MANAGEMENT INC.

Brookfield Investment Management Inc. ("Brookfield") serves as the Fund's Sub-Advisor. Brookfield is a wholly-owned subsidiary of Brookfield Asset Management, a global alternative asset manager with over $184 billion in assets under management as of March 31, 2013. Brookfield Asset Management has over a 100-year history of owning and operating assets with a focus on property, renewable power, infrastructure and private equity. The company offers a range of public and private investment products and services, which leverage its expertise and experience and provide it with a competitive advantage in the markets where it operates. On behalf of its clients, Brookfield Asset Management is also an active investor in the public securities markets, where its experience extends over 30 years. Over this time, the company has successfully developed several investment operations and built expertise in the management of institutional portfolios, retail mutual funds, and structured product investments.

Brookfield Asset Management's public market activities are conducted by Brookfield Investment Management, a registered investment advisor. These activities complement Brookfield Asset Management's core competencies and include global listed real estate and infrastructure equities, corporate high yield investments, opportunistic credit strategies and a dedicated insurance asset management division. Headquartered in New York, NY, Brookfield Investment Management maintains offices and investment teams in Toronto, Chicago, Boston and London and has over $10 billion of assets under management as of March 31, 2013.

                           PORTFOLIO MANAGEMENT TEAM

ANTHONY BREAKS, CFA
SENIOR DIRECTOR

Mr. Breaks, who has over 15 years of investment experience, is a Portfolio Manager on the Securitized Products Investments Team. He is a team leader in mortgage-backed securities ("MBS") and asset-backed securities. Mr. Breaks has also managed securitized products vehicles, such as structured investment vehicles ("SIV"), asset-backed commercial paper ("ABCP") and collateralized debt obligations ("CDOs"). Mr. Breaks earned a Bachelor of Science degree in electrical engineering from the Massachusetts Institute of Technology. He holds the Chartered Financial Analyst designation.

CHRIS WU
DIRECTOR

Mr. Wu is a Portfolio Manager on the Securitized Products Investment Team focusing on agency MBS. He is responsible for the firm's agency MBS exposures. He develops quantitative tools to formulate research and develop trading strategies for agency MBS exposures. Mr. Wu holds an MBA from New York University as well as a Master of Science degree in computer science from University of Saskatchewan. He also earned a Bachelor of Economics from Huazhong University of Science and Technology in China.

                                   COMMENTARY

FIRST TRUST MORTGAGE INCOME FUND

The Fund's primary investment objective is to seek a high level of current income. As a secondary objective, the Fund seeks to preserve capital. The Fund pursues its objectives by investing primarily in MBS representing part ownership in a pool of either residential or commercial mortgage loans that, in the opinion of the Fund's Sub-Advisor, offer an attractive combination of credit quality, yield and maturity. These securities may be issued by government agencies or by private originators or issuers, generally in the form of pass-through certificates, collateralized mortgage obligations, residential mortgage-backed securities ("RMBS") or commercial mortgage-backed securities ("CMBS"). The Fund may leverage to an aggregate amount of up to 33.33% of the Fund's Managed Assets. The Fund uses leverage primarily through the use of repurchase agreements. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.

MARKET RECAP AND OUTLOOK

Within the Securitized Products universe, non-agency RMBS and CMBS both had strong returns for the six-month period, driven by improving fundamentals and extraordinary demand. Issuance of new issue prime deals from dealer conduits and real estate investment trusts ("REITs") have become frequent, although volumes remain far below pre-crisis levels. CMBS issuance continued its recovery with $37.9 billion in new unguaranteed deals and $31.5 billion in agency guaranteed CMBS. Agency derivatives, which include interest only ("IO") and inverse IO securities, declined in prices during the fourth quarter of 2012 but rose in the first quarter of 2013. Rising interest rates and slower prepayment speeds during the first quarter led to higher valuation for agency derivatives. We believe agency derivatives will benefit the Fund's portfolio when interest rates shift upward in the long

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY - (CONTINUED)
--------------------------------------------------------------------------------

term. We continue to see value in the Fund's derivative holdings which generally have elements of protection from prepayment speeds over the long term.

For the U.S. housing market, we believe the low point in prices has passed and the last 12 to 18 months of data have shown consistent strength. The six-month period would have typically shown tepid to negative price levels because the winter months see less home buying demand. In fact, we saw prices increase nationally. Investors in securitized products were typically running conservative assumptions and so the rebound in housing represents a change versus prior forward expectations. The evolution in assumptions has come to incorporate a base line of home price appreciation. We are seeing the improved assumptions in higher prices for bonds, especially those backed by loans most sensitive to housing prices, such as subprime securities, where we have placed particular emphasis.

Technical factors are still in favor of agency pass-through securities and Collateralized Mortgage Obligations ("CMOs"). The Federal Reserve is purchasing $40 billion of agency MBS per month and it seems likely that the program will last at least until the end of the year. The Federal Reserve's mortgage purchases will remain the dominant factor in the supply and demand balance, which we believe will support mortgage prices. The mortgage basis is modestly attractive at the current level. We are focused on lower coupon TBAs (a "to be announced" trade) for agency mortgage exposure as the monthly carries on these TBAs are attractive.

We remain positive on most securitized products for the remainder of 2013, based on continued improvement in forecasts for collateral performance and lower required yields from investors. With a contraction in the premium for risk, we remain focused on stability and income in evaluating mortgage investments. For many investors, mortgage-backed securities are part of a few remaining products that can offer that stability while still meeting return hurdles. Market sentiment has become positive on housing and housing-related sectors on the view that downside is limited and improvement will be the norm, as it has been for about 15 months. We have been encouraged by positive housing data and our leading indicators these last few quarters and have responded by purchasing securities backed by higher "beta" collateral (such as Subprime and Option ARM loans). In the preceding semi-annual period, we saw those investments outperform lower beta products such as fixed-coupon prime MBS. We continue to believe this is the best positioning for the Fund's portfolio as housing continues its recovery.

Agency MBS returned -0.27% over the six-month period, although this sector benefited from support through the Federal Reserve's mortgage purchase program. The program started in September 2012 at a pace of $40 billion of agency MBS pools per month. Since the program was well anticipated by the market, most price appreciation of agency MBS appears to have occurred before September instead of after the actual announcement. This would explain why the performance of agency MBS did not improve during the six-month period. Given that the net issuance of agency MBS was close to zero, the extra demand from the Federal Reserve helped maintain the prices of agency MBS at premium levels. This activity helped the Fund's specified pools and CMO holdings.

In the non-agency MBS side, virtually all sectors within the Fund's investment guidelines rallied during the period, generally lowering projected yields. Collateral assumptions are trending toward the upside due to improving housing data as well as assumptions regarding defaults and loss severities. For many securities, especially those projected to take principal losses, this has supported forecasted yields even as prices have risen. The assumption of better collateral performance leads to smaller bond loss projections and therefore better yields at a given price. For securities expected to pay in full, improved collateral performance cannot generally improve the yield at a given price. There are no losses to cure with the improved performance. For the Fund's "A" or better allocations, which are approximately 65% of the Fund, losses are projected to be zero (or quite small) and so the price increases pose a particular challenge. To the degree that we can, we look to sell bonds that have little performance upside to improving housing fundamentals in favor of those we believe can and will continue to rally. The price appreciation potential can make up for what can be modest yields to maturity and we also look for split investment-grade rated and less liquid securities that offer higher yields.

PERFORMANCE ANALYSIS

For the six months ended April 30, 2013, the Fund had a total return(1) of 3.75% based on net asset value ("NAV"). For the period, the Fund traded from a premium to NAV of 6.09% to a discount to NAV of -5.16%, resulting in a total return(1) of -7.25%, based on market price. During the period, the Fund's benchmark, the Barclays Capital U.S. MBS: Agency Fixed Rate MBS Index, returned 0.90%.

Changes in interest rates were not a material contributor to the Fund's returns over the period. The 10-Year U.S. Treasury bond yield began at 1.70% and ended the period at 1.67%, with a range between 1.58% and 2.06% over the period. Continued low rates have created a challenging environment for reinvestment of bond prepayments and sales. We anticipate interest rates to increase in the next 18 to 24 months as housing returns to historical norms of volume and contribution to GDP and other parts of the economy also recover. We believe this should result in a reduction in monetary stimulus and investors requiring higher yields.

-----------------------

(1) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share price for market value returns and does not reflect sales load. Past performance is not indicative of future results.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY - (CONTINUED)
--------------------------------------------------------------------------------

Within the "A-" or below segment of the portfolio, we have emphasized Subprime and Option ARM RMBS because we believe these types of securities would benefit the most from improving housing data. As housing data showed continued improvement over the quarter, the Fund's holdings of these securities showed particularly strong price increases. We also continue to select securities based on specific views of mortgage servicers, servicing behavior as well as geographic differences which we believe are underappreciated in the marketplace.

During the period, primary purchases for the Fund were investment-grade Hybrid ARM Prime RMBS and second priority CMBS. The purchases were funded with existing cash, repaid principal on existing holdings and sales. As of April 30, 2013, the Fund was almost fully invested as the cash position was approximately 8.4%. In total, approximately $13.1 million in non-agency RMBS and CMBS were purchased during the first quarter of 2013.

We have continued to focus on purchasing securities rated "A" or better. Within this quality spectrum, we preferred Prime Hybrid RMBS over Option ARM securities during the period as Option ARM securities rose in price to a greater degree. We also looked to second priority CMBS. In considering the Fund's below "A" rated securities, to the extent we have flexibility to purchase such securities, we find Subprime RMBS and junior CMBS to be most attractive. All of these target sectors rallied during the period, reflecting improved assumptions for collateral performance. As prices shift, we continuously reassess the various sectors and security types for relative value. Early in the period, we identified first priority CMBS as having reached a price point that was difficult to sustain and exposed to adverse collateral performance. In this case, credit and/or bond loss was not the issue but, rather, that unanticipated loan liquidations would repay a premium security at par. Therefore, during the period, the Fund shifted into second priority CMBS which generally seeks to protect against this type of risk and typically has higher yields. Liquidity was favorable and we were able to reduce the Fund's cash position and trade for relative value.

As of April 30, 2013, the Fund's leverage was relatively low at 14.47% of Managed Assets, given that the Fund may utilize leverage in an amount up to 33.33% of Managed Assets. Leverage contributed positively to the Fund's performance during the reporting period. More recently, we have reduced leverage as yields on securities we can borrow against have fallen, while financing costs have remained unchanged. This is particularly true of CMBS "super duper" securities, the most senior bonds in a CMBS transaction. We sold the majority of the Fund's holdings in this area at a substantial profit, as prices rose about 114% of par and the risk of earlier repayment mounted. As the spread between asset yields and financing costs has narrowed for many asset classes, the range of assets that we would choose to borrow against has also diminished and as a result, leverage has been reduced. For this reason, we may continue to employ leverage below its maximum or choose alternative assets, such as agency guaranteed assets, to use as collateral. Financing costs may also fall, thereby reversing this current dynamic. Where our overall budget for risk warrants it and when the return opportunities are compelling, we are likely to increase leverage in an attempt to improve returns. In periods of stability this may be an especially important tool. Please note that the Fund's benchmark does not utilize leverage.

An important factor impacting the return of the Fund relative to its benchmark was the Fund's use of financial leverage through the use of reverse repurchase agreements. The Fund uses leverage because its managers believe that, over time, leverage provides opportunities for additional income and total return for common shareholders. However, the use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of the valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by the Fund generally are rising.

The Fund's portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently holds these securities. These views represent the opinions of Brookfield Investment Management Inc. and are not intended to predict or depict the performance of any investment. These views are as of the close of business on April 30, 2013 and subject to change based on subsequent developments.

FIRST TRUST MORTGAGE INCOME FUND
PORTFOLIO OF INVESTMENTS
APRIL 30, 2013 (UNAUDITED)




  PRINCIPAL                                                         STATED         STATED
    VALUE                         DESCRIPTION                       COUPON        MATURITY         VALUE
-----------    --------------------------------------------       ----------    -----------     ------------
MORTGAGE-BACKED SECURITIES - 76.3%

               COLLATERALIZED MORTGAGE OBLIGATIONS - 63.8%
               Adjustable Rate Mortgage Trust
$    110,757      Series 2004-5, Class 1A1 (a) ............          3.27%        04/25/35      $    108,145
               Banc of America Mortgage Securities
     104,254      Series 2002-L, Class 1A1 (a) (b) ........          2.90%        12/25/32            95,871
               BCAP LLC Trust
   1,628,133      Series 2012-RR10, Class 7A5 (a) (c) .....          2.88%        08/21/35         1,668,893
               Bear Stearns Adjustable Rate Mortgage Trust
     849,579      Series 2004-9, Class 12A3 (a) ...........          3.15%        11/25/34           813,709
               Chase Mortgage Finance Trust
     201,479      Series 2007-A1, Class 1A3 (a) ...........          2.98%        02/25/37           201,838
               Countrywide Alternative Loan Trust
     811,613      Series 2006-41CB, Class 2A17 ............          6.00%        01/25/37           698,132
      97,885      Series 2007-11T1, Class A37 (d) .........         38.82%        05/25/37           187,036
               Countrywide Home Loan Mortgage Pass
                 Through Trust
     909,111      Series 2006-21, Class A8 ................          5.75%        02/25/37           853,800
     112,529      Series 2007-15, Class 2A2 ...............          6.50%        09/25/37            96,513
               Countrywide Home Loans
     273,162      Series 2004-HYB1, Class 2A (a)...........          2.82%        05/20/34           269,332
               Credit Suisse First Boston Mortgage
                 Securities Corp.
   1,930,338      Series 2004-AR2, Class 1A1 (a) ..........          2.84%        03/25/34         1,859,139
               DSLA Mortgage Loan Trust
   1,282,413      Series 2007-AR1, Class 2A1A (a) .........          0.34%        04/19/47         1,063,109
               GMAC Mortgage Corporation Loan Trust
     332,490      Series 2004-AR1, Class 22A (a) ..........          3.57%        06/25/34           315,891
               GSAMP Trust
     809,942      Series 2007-HE1, Class A2B (a) ..........          0.30%        03/25/47           655,024
     140,106      Series 2007-NC1, Class A2A (a) ..........          0.25%        12/25/46            75,875
     271,113      Series 2007-NC1, Class A2B (a) ..........          0.30%        12/25/46           148,037
   3,020,295      Series 2007-NC1, Class A2C (a) ..........          0.35%        12/25/46         1,662,687
               Harborview Mortgage Loan Trust
     271,186      Series 2004-1, Class 2A (a) .............          2.72%        04/19/34           267,571
   1,076,608      Series 2004-6, Class 3A1 (a) ............          2.95%        08/19/34         1,074,859
               JP Morgan Mortgage Trust
   2,384,290      Series 2005-ALT1, Class 4A1 (a) .........          5.19%        10/25/35         2,271,947
     792,388      Series 2006-A2, Class 4A1 (a) ...........          3.01%        08/25/34           806,767
     260,045      Series 2006-A2, Class 5A3 (a) ...........          2.90%        11/25/33           266,063
               JP Morgan Re-REMIC
   1,976,642      Series 2009-7, Class 12A1 (c) ...........          6.25%        01/27/37         2,042,343
               Lavendar Trust
   1,123,257      Series 2010-RR2A, Class A4 (c) ..........          6.25%        10/26/36           709,733
               MASTR Asset Backed Securities Trust
     266,038      Series 2006-HE5, Class A2 (a)............          0.30%        11/25/36           165,106
   1,368,198      Series 2006-HE5, Class A3 (a)............          0.36%        11/25/36           856,571
     282,045      Series 2006-HE5, Class A4 (a)............          0.42%        11/25/36           178,140
   1,909,835      Series 2006-NC2, Class A3 (a)............          0.31%        08/25/36           983,900
     871,748      Series 2006-NC2, Class A5 (a)............          0.44%        08/25/36           458,547



Page 6                  See Notes to Financial Statements

FIRST TRUST MORTGAGE INCOME FUND
PORTFOLIO OF INVESTMENTS - (CONTINUED)
APRIL 30, 2013 (UNAUDITED)


  PRINCIPAL                                                         STATED         STATED
    VALUE                         DESCRIPTION                       COUPON        MATURITY         VALUE
-----------    --------------------------------------------       ----------    -----------     ------------
MORTGAGE-BACKED SECURITIES - (CONTINUED)

               COLLATERALIZED MORTGAGE OBLIGATIONS - (CONTINUED)
               MASTR Asset Securitization Trust
$    919,790      Series 2006-2, Class 1A10 ...............          6.00%        06/25/36      $    916,515
               Mellon Residential Funding Corp.
     413,570      Series 2001-TBC1, Class A1 (a) ..........          0.90%        11/15/31           408,655
   1,057,816      Series 2002-TBC2, Class A (a) ...........          1.06%        08/15/32         1,028,031
               Morgan Stanley Capital, Inc.
     394,974      Series 2005-HE6, Class A2C (a) ..........          0.52%        11/25/35           391,535
               Morgan Stanley Mortgage Loan Trust
     652,259      Series 2004-7AR, Class 2A6 (a)...........          2.63%        09/25/34           661,542
               Nationstar Home Equity Loan Trust
   1,731,000      Series 2006-B, Class AV4 (a) ............          0.48%        09/25/36         1,481,366
               Natixis Real Estate Capital Trust
   1,372,830      Series 2007-HE2, Class A2 (a) ...........          0.45%        07/25/37           509,572
     137,192      Series 2007-HE2, Class A3 (a) ...........          0.50%        07/25/37            51,239
     281,653      Series 2007-HE2, Class A4 (a) ...........          0.60%        07/25/37           107,051
               Park Place Securities, Inc.
     467,829      Series 2004-MHQ1, Class M1 (a) ..........          1.25%        12/25/34           467,968
               Provident Funding Mortgage Loan Trust
     336,127      Series 2005-1, Class 1A1 (a).............          2.81%        05/25/35           329,487
               Residential Accredit Loans, Inc.
     978,667      Series 2004-QS2, Class CB................          5.75%        02/25/34         1,027,744
               Residential Funding Mortgage Securities I
     285,933      Series 2005-S5, Class A5 ................          5.25%        07/25/35           288,729
               Securitized Asset Backed Receivables LLC
   1,318,516      Series 2007-BR2, Class A2 (a) ...........          0.43%        02/25/37           677,456
               Thornburg Mortgage Securities Trust
   1,172,292      Series 2004-3, Class A (a) ..............          0.94%        09/25/44         1,132,731
               Wachovia Mortgage Loan Trust, LLC
     815,361      Series 2006-A, Class 3A1 (a).............          2.67%        05/20/36           802,800
               WaMu Mortgage Pass Through Certificates
   1,141,194      Series 2004-AR10, Class A1B (a) ........           0.67%        07/25/44         1,100,144
     280,235      Series 2004-AR8, Class A2 (a)                      0.65%        06/25/44           267,979
   1,459,099      Series 2005-AR11, Class A1A (a) ........           0.52%        08/25/45         1,365,468
   1,626,426      Series 2005-AR19, Class A1A2 (a) .......           0.49%        12/25/45         1,528,112
     744,554      Series 2005-AR9, Class A1A (a)..........           0.52%        07/25/45           718,609
   1,343,096      Series 2005-AR2, Class 2A23 (a) ........           0.58%        01/25/45         1,275,911
   1,373,290      Series 2006-AR5, Class A1A (a)..........           1.17%        06/25/46         1,201,724
               Washington Mutual Alternative Mortgage
                 Pass-Through Certificates
      58,670      Series 2007-5, Class A11 (d) ............         38.28%        06/25/37           106,132
               Washington Mutual MSC Mortgage Pass-Through
     549,195      Series 2004-RA1, Class 2A ...............          7.00%        03/25/34           581,848
               Wells Fargo Mortgage Backed Securities Trust
   1,149,891      Series 2003-H, Class A1 (a) .............          4.63%        09/25/33         1,179,563
     887,221      Series 2004-A, Class A1 (a) .............          4.92%        02/25/34           916,991
     973,894      Series 2004-Y, Class 1A2 (a) ............          2.68%        11/25/34           988,524
     483,580      Series 2005-AR16, Class 1A1 (a) .........          2.74%        08/25/33           497,792
     495,000      Series 2006-AR1, Class 2A5 (a)                     5.35%        03/25/36           496,106

                    See Notes to Financial Statements                     Page 7

FIRST TRUST MORTGAGE INCOME FUND
PORTFOLIO OF INVESTMENTS - (CONTINUED)
APRIL 30, 2013 (UNAUDITED)


  PRINCIPAL                                                         STATED         STATED
    VALUE                         DESCRIPTION                       COUPON        MATURITY         VALUE
------------   --------------------------------------------       ----------    -----------     ------------
MORTGAGE-BACKED SECURITIES - (CONTINUED)

               COLLATERALIZED MORTGAGE OBLIGATIONS - (CONTINUED)
               Wells Fargo Mortgage Backed Securities Trust (Continued)
$  1,305,322      Series 2006-AR10, Class 5A2 (a) .........          2.61%        07/25/36      $  1,199,744
   1,401,456      Series 2007-10, Class 1A18 ..............          6.00%        07/25/37         1,427,627
     892,998      Series 2007-16, Class 1A1 ...............          6.00%        12/28/37           959,947
     819,589      Series 2007-2, Class 1A13 ...............          6.00%        03/25/37           812,288
     203,225      Series 2007-8, Class 2A2 ................          6.00%        07/25/37           201,674
                                                                                                ------------
                                                                                                  47,963,182
                                                                                                ------------
               COMMERCIAL MORTGAGE-BACKED SECURITIES - 12.5%
               Banc of America Commercial Mortgage Trust
   1,000,000      Series 2006-6, Class AJ .................          5.42%        10/10/45           911,972
               Credit Suisse Mortgage Capital Certificates
     820,000      Series 2007-C2, Class A3 ................          5.54%        01/15/49           939,403
               GS Mortgage Securities Corp II
   1,000,000      Series 2007-GG10, Class A4 (a) ..........          5.98%        08/10/45         1,156,398
               JP Morgan Chase Commercial Mortgage
                 Securities Corp
   1,500,000      Series 2007-LD12, Class A4 ..............          5.88%        02/15/51         1,760,773
     800,000      Series 2009-IWST, Class C (a) (c) .......          7.45%        12/05/27           999,245
               LB-UBS Commercial Mortgage Trust
     420,000      Series 2007-C1, Class AM.................          5.46%        02/15/40           480,026
               Morgan Stanley Capital I Trust
     980,000      Series 2007-IQ16, Class AM (a) ..........          6.30%        12/12/49         1,170,647
     820,000      Series 2008-T29, Class AM (a) ...........          6.45%        01/11/43           999,430
               VNO Mortgage Trust
     900,000      Series 2012-6AVE, Class A (c) ...........          3.00%        11/15/30           931,607
                                                                                                ------------
                                                                                                   9,349,501
                                                                                                ------------
               TOTAL MORTGAGE-BACKED SECURITIES ...........................................       57,312,683
               (Cost $52,814,496)                                                               ------------

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 38.1%

                COLLATERALIZED MORTGAGE OBLIGATIONS - 12.8%
                Federal Home Loan Mortgage Corp.
   3,261,551      Series 2807, Class SB, IO (d) ...........          7.25%        11/15/33           528,953
      82,105      Series 3069, Class LI, IO ...............          5.50%        08/15/32               422
      64,872      Series 3195, Class SX (d) ...............         44.86%        07/15/36            94,454
     919,321      Series 3562, Class KI, IO ...............          4.50%        11/15/22            29,937
     596,859      Series 3593, Class IP, IO ...............          5.00%        06/15/36            12,740
   4,416,449      Series 3619, Class EI, IO ...............          4.50%        05/15/24           278,936
   3,120,693      Series 3692, Class PS, IO (d) ...........          6.40%        05/15/38           313,990
     281,681      Series 3702, Class SK (d) ...............         14.10%        08/15/40           285,110
   6,384,800      Series 3726, Class KI, IO ...............          3.50%        04/15/25           545,981

Page 8                  See Notes to Financial Statements

FIRST TRUST MORTGAGE INCOME FUND
PORTFOLIO OF INVESTMENTS - (CONTINUED)
APRIL 30, 2013 (UNAUDITED)


 PRINCIPAL                                                          STATED        STATED
   VALUE                            DESCRIPTION                     COUPON       MATURITY          VALUE
------------   --------------------------------------------       ----------    -----------     ------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - (CONTINUED)

               COLLATERALIZED MORTGAGE OBLIGATIONS - (CONTINUED)
               Federal Home Loan Mortgage Corp. (Continued)
$  3,912,597      Series 3870, Class WS, IO (d) ...........          6.40%        06/15/31      $    646,745
               Federal Home Loan Mortgage Corp., STRIP
   2,214,876      Series 232, Class IO, IO.................          5.00%        08/01/35           275,286
               Federal National Mortgage Association
   1,690,132      Series 2005-122, Class SN (d) ...........         27.80%        01/25/36         2,374,096
     810,470      Series 2008-50, Class AI, IO ............          5.50%        06/25/23            41,309
   5,004,450      Series 2010-103, Class ID, IO ...........          5.00%        09/25/40           743,873
   8,222,117      Series 2010-139, Class KI, IO ...........          1.09%        12/25/40           393,622
   1,789,921      Series 2010-142, Class PS, IO (d) .......          5.85%        05/25/40           208,668
   1,808,596      Series 2010-145, Class TI, IO ...........          3.50%        12/25/20           139,199
   5,127,519      Series 2010-40, Class MI, IO ............          4.50%        08/25/24           295,915
               Federal National Mortgage Association, STRIP
   2,493,115      Series 360, Class 2, IO .................          5.00%        08/01/35           295,451
   4,072,801      Series 406, Class 6, IO .................          4.00%        01/25/41           348,223
               Government National Mortgage Association
   1,913,035      Series 2009-65, Class NJ, IO ............          5.50%        07/20/39           195,858
   4,480,136      Series 2010-115, Class IQ, IO ...........          4.50%        11/20/38           549,518
  11,162,062      Series 2011-131, Class EI, IO ...........          4.50%        08/20/39           899,493
   2,688,630      Series 2011-69, Class CI, IO ............          5.00%        03/20/36           127,329
                                                                                                ------------
                                                                                                   9,625,108
                                                                                                ------------

               COMMERCIAL MORTGAGE-BACKED SECURITIES - 3.1%
               Government National Mortgage Association
   9,003,078      Series 2012-100, Class IO, IO (a) (e) ...          0.89%        08/16/52           684,504
  12,132,272      Series 2012-70, Class IO, IO (a) (e) ....          0.96%        08/16/52           850,909
   7,503,190      Series 2012-78, Class IO, IO (a) (e) ....          1.06%        06/16/52           581,325
   2,670,780      Series 2012-95, Class IO, IO (a) (e) ....          1.05%        02/16/53           243,695
                                                                                                ------------
                                                                                                   2,360,433
                                                                                                ------------
               PASS-THROUGH SECURITIES - 22.2%
               Fannie Mae REMICs
   1,275,964     Series 2005-83, Class LZ (e) .............          5.50%        10/25/35         1,326,357
               Federal Home Loan Mortgage Corp.
   5,000,000     Gold Pool ................................          3.50%        04/01/42         5,316,406
   2,178,046     Pool A94738 (e) ..........................          4.50%        11/01/40         2,334,530
   1,285,542     Pool K36017 (e) ..........................          5.00%        09/01/47         1,370,433
               Federal National Mortgage Association
   2,706,577     Pool 831145 (e) ..........................          6.00%        12/01/35         3,018,347
   2,930,937     Pool 843971 (e) ..........................          6.00%        11/01/35         3,290,349
                                                                                                ------------
                                                                                                  16,656,422
                                                                                                ------------
               TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES ....................       28,641,963
               (Cost $31,230,402)                                                               ------------

                    See Notes to Financial Statements                     Page 9

FIRST TRUST MORTGAGE INCOME FUND
PORTFOLIO OF INVESTMENTS - (CONTINUED)
APRIL 30, 2013 (UNAUDITED)


    PRINCIPAL                                                       STATED        STATED
      VALUE                         DESCRIPTION                     COUPON       MATURITY          VALUE
------------   --------------------------------------------       ----------    -----------     ------------
ASSET-BACKED SECURITIES - 0.5%
               Green Tree Financial Corp.
$     92,654      Series 1997-2, Class A6 .................          7.24%        06/15/28      $     98,830
     105,542      Series 1997-3, Class A6 .................          7.32%        03/15/28           115,634
     129,113      Series 1997-7, Class A6 .................          6.76%        07/15/28           137,844
                                                                                                ------------
               TOTAL ASSET-BACKED SECURITIES ..............................................          352,308
               (Cost $345,146)                                                                  ------------

               TOTAL INVESTMENTS - 114.9% .................................................       86,306,954
               (Cost $84,390,044) (f)                                                           ------------

 PRINCIPAL
   VALUE                                           DESCRIPTION                                     AMOUNT
------------   ----------------------------------------------------------------------------     ------------
REVERSE REPURCHASE AGREEMENTS - (16.9%)
  (1,361,000)  With JP Morgan 0.70% dated 04/04/13, to be repurchased at
                  $1,361,849 on 05/06/13 ..................................................       (1,361,000)
  (1,445,000)  With JP Morgan 1.05% dated 04/08/13, to be repurchased at
                  $1,446,264 on 05/08/13 ..................................................       (1,445,000)
  (5,910,000)  With JP Morgan 0.42% dated 04/11/13, to be repurchased at
                  $5,912,207 on 05/13/13 ..................................................       (5,910,000)
  (3,508,000)  With JP Morgan 0.42% dated 04/15/13, to be repurchased at
                  $3,509,228 on 05/15/13 ..................................................       (3,508,000)
    (487,000)  With JP Morgan 1.05% dated 04/26/13, to be repurchased at
                  $487,454 on 05/28/13 ....................................................         (487,000)
                                                                                                ------------
                   TOTAL REVERSE REPURCHASE AGREEMENTS ....................................      (12,711,000)

                   NET OTHER ASSETS AND LIABILITIES - 2.0% ................................        1,530,707
                                                                                                ------------
                   NET ASSETS - 100.0% ....................................................     $ 75,126,661
                                                                                                ============

(a) Floating or variable rate security. The interest rate shown reflects the rate in effect at April 30, 2013.

(b)   Illiquid.

(c) This security, sold within the terms of a private placement memorandum is exempt from registration upon resale under Rule 144A of the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund's Board of Trustees, this security has been determined to be liquid by Brookfield Investment Management Inc., the Fund's sub-advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At April 30, 2013, securities noted as such amounted to $6,351,821, or 8.45% of net assets.

(d) Inverse floating rate instrument. The interest rate shown reflects the rate in effect at April 30, 2013.

(e) This security or a portion of this security is segregated as collateral for reverse repurchase agreements.

(f) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of April 30, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $6,703,197 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $4,786,287.

IO Interest-Only Security - Principal amount shown represents par value on which interest payments are based.

STRIP Separate Trading of Registered Interest and Principal of Securities


Page 10                 See Notes to Financial Statements

FIRST TRUST MORTGAGE INCOME FUND
PORTFOLIO OF INVESTMENTS - (CONTINUED)
APRIL 30, 2013 (UNAUDITED)

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of April 30, 2013 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):


                                  ASSETS TABLE

                                                                                           LEVEL 2          LEVEL 3
                                                         TOTAL             LEVEL 1       SIGNIFICANT     SIGNIFICANT
                                                        VALUE AT           QUOTED        OBSERVABLE      UNOBSERVABLE
                                                       4/30/2013           PRICES          INPUTS           INPUTS
                                                      ------------      ------------    ------------     ------------
Mortgage-Backed Securities.........................   $ 57,312,683      $         --    $ 57,312,683     $         --
U.S. Government Agency Mortgage-Backed Securities..     28,641,963                --      28,641,963               --
Asset-Backed Securities............................        352,308                --         352,308               --
                                                      ------------      ------------    ------------     ------------
TOTAL..............................................   $ 86,306,954      $         --    $ 86,306,954               --
                                                      ============      ============    ============     ============

                               LIABILITIES TABLE

                                                                                           LEVEL 2          LEVEL 3
                                                         TOTAL            LEVEL 1        SIGNIFICANT      SIGNIFICANT
                                                        VALUE AT          QUOTED          OBSERVABLE     UNOBSERVABLE
                                                       4/30/2013          PRICES            INPUTS          INPUTS
                                                      ------------      ------------    ------------     ------------
Reverse Repurchase Agreements......................   $(12,711,000)     $         --    $(12,711,000)    $         --
                                                      ============      ============    ============     ============

All transfers in and out of the Levels during the period are assumed to be on the last day of the period at their current value. There were no transfers between Levels at April 30, 2013.



                       See Notes to Financial Statements                 Page 11

FIRST TRUST MORTGAGE INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2013 (UNAUDITED)

ASSETS:
Investments, at value
   (Cost $84,390,044).......................................................................... $ 86,306,954
Cash...........................................................................................    6,318,357
Restricted cash................................................................................       97,000
Interest receivable............................................................................      477,164
Prepaid expenses...............................................................................       45,931
                                                                                                ------------
   Total Assets................................................................................   93,245,406
                                                                                                ------------
LIABILITIES:
Reverse repurchase agreements..................................................................   12,711,000
Payables:
   Investment securities purchased.............................................................    5,261,302
   Investment advisory fees....................................................................       71,972
   Audit and tax fees..........................................................................       27,712
   Administrative fees.........................................................................       11,541
   Printing fees...............................................................................        9,143
   Custodian fees..............................................................................        8,947
   Transfer agent fees.........................................................................        7,666
   Interest on reverse repurchase agreements...................................................        3,791
   Legal fees..................................................................................        2,904
   Financial reporting fees....................................................................          771
Other liabilities..............................................................................        1,996
                                                                                                ------------
   Total Liabilities...........................................................................   18,118,745
                                                                                                ------------
   NET ASSETS.................................................................................. $ 75,126,661
                                                                                                ============
NET ASSETS CONSIST OF:
Paid-in capital................................................................................ $ 79,358,509
Par value......................................................................................       42,131
Accumulated net investment income (loss).......................................................   (1,615,850)
Accumulated net realized gain (loss) on investments............................................   (4,575,039)
Net unrealized appreciation (depreciation) on investments......................................    1,916,910
                                                                                                ------------
NET ASSETS..................................................................................... $ 75,126,661
                                                                                                ============

NET ASSET VALUE, per Common Share outstanding (par value $0.01 per Common Share)............... $      17.83
                                                                                                ============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)....    4,213,115
                                                                                                ============

Page 12                 See Notes to Financial Statements

FIRST TRUST MORTGAGE INCOME FUND
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2013 (UNAUDITED)

INVESTMENT INCOME:
Interest....................................................................................... $  3,418,970
                                                                                                ------------
   Total investment income.....................................................................    3,418,970
                                                                                                ------------
EXPENSES:
Investment advisory fees.......................................................................      461,098
At the market offering costs...................................................................      120,352
Interest expense on reverse repurchase agreements..............................................       72,999
Administrative fees............................................................................       58,110
Audit and tax fees.............................................................................       24,377
Transfer agent fees............................................................................       19,881
Printing fees..................................................................................       17,623
Custodian fees.................................................................................        7,940
Trustees' fees and expenses....................................................................        7,782
Financial reporting fees.......................................................................        4,625
Legal fees.....................................................................................        3,331
Other..........................................................................................       12,286
                                                                                                ------------
   Total expenses..............................................................................      810,404
                                                                                                ------------
NET INVESTMENT INCOME..........................................................................    2,608,566
                                                                                                ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on investments.....................................................    1,081,081
   Net increase from payment by the sub-advisor (a)............................................        5,310
   Net change in unrealized appreciation (depreciation) on investments.........................   (1,009,563)
                                                                                                ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)........................................................       76,828
                                                                                                ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS................................ $  2,685,394
                                                                                                ============

(a) See Note 3 in the Notes to Financial Statements.

                   See Notes to Financial Statements                     Page 13

FIRST TRUST MORTGAGE INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS


                                                                                          SIX MONTHS
                                                                                            ENDED             YEAR
                                                                                          4/30/2013          ENDED
                                                                                         (UNAUDITED)       10/31/2012
                                                                                        --------------    ------------
OPERATIONS:
Net investment income (loss).......................................................     $    2,608,566    $  5,302,779
Net realized gain (loss)...........................................................          1,081,081      (1,903,304)
Net increase from payment by the sub-advisor (a)...................................              5,310              --
Net change in unrealized appreciation (depreciation)...............................         (1,009,563)      2,616,211
                                                                                        --------------    ------------
Net increase (decrease) in net assets resulting from operations....................          2,685,394       6,015,686
                                                                                        --------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..............................................................         (3,032,749)     (8,321,681)
Net realized gain..................................................................                 --              --
Return of capital..................................................................                 --              --
                                                                                        --------------    ------------
Total distributions to shareholders................................................         (3,032,749)     (8,321,681)
                                                                                        --------------    ------------
CAPITAL TRANSACTIONS:
Proceeds from Common Shares sold through at the market offerings...................                 --       2,403,089
Proceeds from Common Shares reinvested.............................................             35,399         327,282
                                                                                        --------------    ------------
Net increase (decrease) in net assets resulting from capital transactions..........             35,399       2,730,371
                                                                                        --------------    ------------
Total increase (decrease) in net assets............................................           (311,956)        424,376

NET ASSETS:
Beginning of period................................................................         75,438,617      75,014,241
                                                                                        --------------    ------------
End of period......................................................................     $   75,126,661    $ 75,438,617
                                                                                        ==============    ============
Accumulated net investment income (loss) at end of period..........................     $   (1,615,850)   $ (1,191,667)
                                                                                        ==============    ============
CAPITAL TRANSACTIONS WERE AS FOLLOWS:
Common Shares at beginning of period...............................................          4,211,129       4,070,832
Common Shares sold through at the market offerings.................................                 --         122,655
Common Shares issued as reinvestment under the Dividend Reinvestment Plan..........              1,986          17,642
                                                                                        --------------    ------------

Common Shares at end of period.....................................................          4,213,115       4,211,129
                                                                                        ==============    ============


(a) See Note 3 in the Notes to Financial Statements.

Page 14                      See Notes to Financial Statements

FIRST TRUST MORTGAGE INCOME FUND
STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED APRIL 30, 2013 (UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations ................            $   2,685,394
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
      Purchases of investments..................................................              (50,441,978)
      Sales, maturities and paydowns on investments.............................               63,873,104
      Net amortization/accretion of premiums/discounts on investments...........                  801,379
      Net realized gain/loss on investments.....................................               (1,081,081)
      Net increase from payment by sub-advisor..................................                   (5,310)
      Net change in unrealized appreciation/depreciation on investments.........                1,009,563
CHANGES IN ASSETS AND LIABILITIES:
      Decrease in interest receivable...........................................                  133,409
      Decrease in prepaid expenses..............................................                   77,585
      Decrease in restricted cash...............................................                  770,000
      Decrease in interest payable on reverse repurchase agreements.............                   (9,838)
      Decrease in investment advisory fees payable..............................                  (11,271)
      Decrease in audit and tax fees payable....................................                  (20,124)
      Decrease in legal fees payable............................................                   (3,404)
      Decrease in printing fees payable.........................................                   (6,331)
      Increase in administrative fees payable...................................                    4,041
      Increase in custodian fees payable........................................                    4,855
      Increase in transfer agent fees payable...................................                    2,795
      Decrease in Trustees' fees and expenses payable...........................                   (1,660)
      Decrease in other liabilities payable.....................................                   (6,290)
                                                                                            -------------
      CASH PROVIDED BY OPERATING ACTIVITIES.....................................                               $   17,774,838
                                                                                                               --------------
CASH FLOWS FROM FINANCING ACTIVITIES:
      Proceeds of Common Shares reinvested......................................                   35,399
      Distributions to Common Shareholders from net investment income...........               (3,032,749)
      Repurchases of reverse repurchase agreements..............................              (90,106,968)
      Reverse repurchase agreements borrowings..................................               78,557,793
                                                                                            -------------
CASH USED BY FINANCING ACTIVITIES...............................................                                  (14,546,525)
                                                                                                               --------------
      Increase in cash..........................................................                                    3,228,313
      Cash at beginning of period...............................................                                    3,090,044
                                                                                                               --------------
      CASH AT END OF PERIOD.....................................................                               $    6,318,357
                                                                                                               ==============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest........................................                               $       82,837
                                                                                                               ==============


                   See Notes to Financial Statements                     Page 15

FIRST TRUST MORTGAGE INCOME FUND
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                            SIX MONTHS
                                               ENDED         YEAR           YEAR           YEAR          YEAR           YEAR
                                             4/30/2013       ENDED          ENDED          ENDED         ENDED          ENDED
                                            (UNAUDITED)    10/31/2012   10/31/2011 (b)  10/31/2010 (a)   10/31/2009   10/31/2008
                                            -----------    ----------   --------------  --------------   ----------   ----------
Net asset value, beginning of period.......  $   17.91     $   18.43      $   19.59       $   19.63      $   18.03    $   18.66
                                             ---------     ---------      ---------       ---------      ---------    ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...............       0.62          1.28           1.69            2.06           1.57         1.49
Net realized and unrealized gain (loss)....       0.02          0.17          (0.82)          (0.45)          1.40        (1.00)
                                             ---------     ---------      ---------       ---------      ---------    ---------
Total from investment operations...........       0.64          1.45           0.87            1.61           2.97         0.49
                                             ---------     ---------      ---------       ---------      ---------    ---------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income......................      (0.72)        (2.03)         (2.03)          (1.65)         (1.37)       (1.12)
                                             ---------     ---------      ---------       ---------      ---------    ---------
Total from distributions...................      (0.72)        (2.03)         (2.03)          (1.65)         (1.37)       (1.12)
                                             ---------     ---------      ---------       ---------      ---------    ---------
Premium from shares sold in at the market
   offering................................         --          0.06             --              --             --           --
                                             ---------     ---------      ---------       ---------      ---------    ---------
Net asset value, end of period.............  $   17.83     $   17.91      $   18.43       $   19.59      $   19.63    $   18.03
                                             =========     =========      =========       =========      =========    =========
Market value, end of period................  $   16.91     $   19.00      $   18.94       $   20.70      $   17.91    $   15.71
                                             =========     =========      =========       =========      =========    =========
TOTAL RETURN BASED ON NET ASSET VALUE (c)..       3.75% (d)     8.30%          4.60%           9.01%         18.21%        3.38%
                                             =========     =========      =========       =========      =========    =========
TOTAL RETURN BASED ON MARKET VALUE (c).....      (7.25)%       11.86%          1.68%          26.18%         23.91%        2.94%
                                             =========     =========      =========       =========      =========    =========

--------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).......  $  75,127     $  75,439      $  75,014       $  79,495      $  79,462    $  72,956
Ratio of total expenses to average net
   assets .................................       2.17% (e)     2.47%          2.23%           2.00%          2.07%        2.69%
Ratio of total expenses to average net
   assets excluding interest expense.......       1.98% (e)     2.20%          2.14%           1.95%          1.99%        1.83%
Ratio of net investment income (loss) to
   average net assets......................       7.00% (e)     7.28%          8.74%          10.50%          9.01%        7.93%
Portfolio turnover rate....................         54%           52%            47%             36%            39%          10%

--------------------------------------------------

(a) On September 20, 2010, the Fund's Board of Trustees approved a new investment management agreement with First Trust Advisors L.P. and a new investment sub-advisory agreement with Fixed Income Discount Advisory Company ("FIDAC"), and on December 6, 2010, the Fund's shareholders voted to approve both agreements.

(b) Effective April 29, 2011, the Fund's Board of Trustees approved Brookfield Investment Management Inc. ("Brookfield") as the investment sub-advisor to the Fund, replacing FIDAC. The Fund's shareholders approved the investment sub-advisory agreement with Brookfield on July 25, 2011.

(c) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(d) The Fund received reimbursements from Brookfield in the amount of $5,310. The reimbursements from the Sub-Advisor represent less than $0.01 per share and had no effect on the Fund's total return.

(e)   Annualized.


Page 16                 See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                        FIRST TRUST MORTGAGE INCOME FUND
                           APRIL 30, 2013 (UNAUDITED)


                                1. ORGANIZATION

First Trust Mortgage Income Fund (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on February 22, 2005, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FMY on the New York Stock Exchange ("NYSE").

The Fund's primary investment objective is to seek a high level of current income. As a secondary objective, the Fund seeks to preserve capital. The Fund pursues these objectives by investing primarily in mortgage-backed securities that, in the opinion of Brookfield Investment Management Inc. ("Brookfield" or the "Sub-Advisor"), offer an attractive combination of credit quality, yield and maturity. There can be no assurance that the Fund's investment objectives will be achieved. The Fund may not be appropriate for all investors.

As previously disclosed in the Fund's October 31, 2012, annual report, effective March 8, 2013, upon due notice, the Fund's investment strategy was modified to permit the Fund to invest up to 10% of its Managed Assets in other MBS (as defined in the Fund's Prospectus) and ABS securities, including non-mortgage ABS securities.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Fund is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.

The Fund's investments are valued daily in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. The Fund's securities will be valued as follows:

    U.S. government securities, mortgage-backed securities, asset-backed securities and other debt securities are valued on the basis of valuations provided by dealers who make markets in such securities or by an independent pricing service approved by the Fund's Board of Trustees, which may use the following valuation inputs when available:

        1) benchmark yields;
        2) reported trades;
        3) broker/dealer quotes;
        4) issuer spreads;
        5) benchmark securities;
        6) bids and offers; and
        7) reference data including market research publications.

    Debt securities having a remaining maturity of sixty days or less when purchased are valued at cost adjusted for amortization of premiums and accretion of discounts.

In the event that the pricing service or dealer does not provide a valuation, or the valuations received are deemed unreliable, the Fund's Board of Trustees has designated First Trust Advisors L.P. ("First Trust") to use a fair value method to value the Fund's securities. Additionally, if events occur after the close of the principal markets for certain securities (e.g., domestic debt and foreign securities) that could materially affect the Fund's NAV, First Trust may use a fair value method to value the Fund's securities. The use of fair value pricing is governed by valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. Fair valuation of a security is based on the consideration of all available information, including, but not limited to, the following:

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST MORTGAGE INCOME FUND
                           APRIL 30, 2013 (UNAUDITED)


      1)    the fundamental business data relating to the issuer;

      2) an evaluation of the forces which influence the market in which these securities are purchased and sold;

      3)    the type, size and cost of security;

      4)    the financial statements of the issuer;

      5) the credit quality and cash flow of the issuer, based on the Sub-Advisor's or external analysis;

      6) the information as to any transactions in or offers for the security;

      7) the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;

      8)    the coupon payments;

      9) the quality, value and salability of collateral, if any, securing the security;

      10) the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management;

      11) the prospects for the issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry; and

      12)   other relevant factors.


The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

    o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

    o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

      o     Quoted prices for similar investments in active markets.

      o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

      o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

      o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

    o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of April 30, 2013, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded daily on the accrual basis. Amortization of premiums and the accretion of discounts are recorded using the effective interest method.

The Fund invests in interest-only securities. For these securities, if there is a change in the estimated cash flows, based on an evaluation of current information, then the estimated yield is adjusted. Additionally, if the evaluation of current information indicates a permanent impairment of the security, the cost basis of the security is written down and a loss is recognized. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At April 30, 2013, the Fund had no when-issued, delayed-delivery or forward purchase commitments.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST MORTGAGE INCOME FUND
                           APRIL 30, 2013 (UNAUDITED)


C. REVERSE REPURCHASE AGREEMENTS:

Reverse repurchase agreements were utilized as leverage for the Fund. A reverse repurchase agreement, although structured as a sale and repurchase obligation, acts as a financing under which Fund assets are pledged as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount equal to a percentage of the market value of the pledged collateral. At the maturity of the reverse repurchase agreement, the loan will be repaid and the collateral will correspondingly be received back to the Fund. While used as collateral, the assets continue to pay principal and interest which are for the benefit of the Fund.

Information for the six months ended April 30, 2013:

      Maximum amount outstanding during the period             $24,242,850
      Average amount outstanding during the period*            $17,754,911
      Average Common Shares outstanding during the period        4,212,480
      Average debt per Common Share outstanding during the period    $4.21

* The average amount outstanding during the period was calculated by adding the borrowings at the end of each day and dividing the sum by the number of days in the six months ended April 30, 2013.

During the six months ended April 30, 2013, the interest rates ranged from 0.42% to 1.76%, with a weighted average interest rate of 0.82%, on borrowings by the Fund under reverse repurchase agreements, which had interest expense that aggregated $72,999.

D. INVERSE FLOATING-RATE SECURITIES:

An inverse floating-rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specific factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed-rate security. These instruments are typically used to enhance the yield of the portfolio. These securities are identified on the Portfolio of Investments.

E. STRIPPED MORTGAGE-BACKED SECURITIES:

Stripped Mortgage-Backed Securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security known as an interest-only security ("IO Security") and all of the principal is distributed to holders of another type of security known as a principal-only security. These securities, if any, are identified on the Portfolio of Investments.

F. INTEREST-ONLY SECURITIES:

An IO Security is the interest-only portion of a mortgage-backed security that receives some or all of the interest portion of the underlying mortgage-backed security and little or no principal. A reference principal value called a notional value is used to calculate the amount of interest due to the IO Security. IO Securities are sold at a deep discount to their notional principal amount. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of an IO Security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of an IO Security will rise. These securities, if any, are identified on the Portfolio of Investments.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage, if any. Distributions of any net long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from net investment income and realized capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST MORTGAGE INCOME FUND
                           APRIL 30, 2013 (UNAUDITED)


The tax character of distributions paid during the fiscal year ended October 31, 2012, was as follows:


Distributions paid from:
Ordinary income.................................       $  8,321,681
Capital gain....................................                 --
Return of capital...............................                 --

As of October 31, 2012, the distributable earnings and net assets on a tax basis were as follows:

Undistributed ordinary income...................       $  1,006,840
Undistributed capital gains.....................                 --
                                                       ------------
Total undistributed earnings....................          1,006,840
Accumulated capital and other losses............         (5,661,430)
Net unrealized appreciation (depreciation)......            727,966
                                                       ------------
Total accumulated earnings (losses).............         (3,926,624)
Other...........................................                 --
Paid-in capital.................................         79,365,241
                                                       ------------
Net assets......................................       $ 75,438,617
                                                       ============

H. INCOME AND OTHER TAXES:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses arising in taxable years after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At October 31, 2012, the Fund had pre-enactment net capital losses for federal income tax purposes of $5,661,430 expiring as follows:

                       EXPIRATION DATE             AMOUNT
                       October 31, 2014       $ 2,311,558
                       October 31, 2017       $ 1,927,985
                       October 31, 2018       $ 1,421,887

During the taxable year ended October 31, 2012, the Fund utilized pre-enactment capital loss carryforwards in the amount of $620,694.

The Fund is subject to certain limitations under the U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2009, 2010, 2011, and 2012 remain open to federal and state audit. As of April 30, 2013, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

I. EXPENSES:

The Fund will pay all expenses directly related to its operations.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST MORTGAGE INCOME FUND
                           APRIL 30, 2013 (UNAUDITED)


management services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets (the average daily total asset value of the Fund minus the sum of the Fund's liabilities other than the principal amount of borrowings or reverse repurchase agreements, if any). First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

Brookfield serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a portfolio management fee of 0.50% of Managed Assets that is paid monthly by First Trust from its investment advisory fee.

During the six-month period ended April 30, 2013, the Fund received reimbursements from the Sub-Advisor of $5,310 in connection with a trade error.

BNY Mellon Investment Servicing (US) Inc. ("BNYM IS") serves as the Fund's administrator, fund accountant and transfer agent in accordance with certain fee arrangements. As administrator and fund accountant, BNYM IS is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon ("BNYM") serves as the Fund's custodian in accordance with certain fee arrangements. As custodian, BNYM is responsible for custody of the Fund's assets.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer of $125,000 per year and an annual per fund fee of $4,000 for each closed-end fund or other actively managed fund and $1,000 for each index fund in the First Trust Fund Complex. The fixed annual retainer is allocated pro rata among each fund in the First Trust Fund Complex based on net assets.

Additionally, the Lead Independent Trustee is paid $15,000 annually, the Chairman of the Audit Committee is paid $10,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $5,000 annually to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee chairman will serve two-year terms until December 31, 2013, before rotating to serve as chairman of another committee or as Lead Independent Trustee. After December 31, 2013, the Lead Independent Trustee and Committee chairmen will rotate every three years. The officers and "Interested" Trustee receive no compensation from the funds for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

The cost of purchases of U.S. Government securities and non-U.S. Government securities, excluding short-term investments, for the six months ended April 30, 2013, were $36,945,030 and $13,031,265, respectively. The proceeds from sales and paydowns of U.S. Government securities and non-U.S. Government securities, excluding short-term investments, for the six months ended April 30, 2013, were $40,928,679 and $22,944,425, respectively.

                            5. COMMON SHARE OFFERING

On June 21, 2012, the Fund, Advisor and Sub-Advisor entered into a sales agreement with JonesTrading Institutional Services, LLC ("JonesTrading") whereby the Fund may offer and sell up to 1,000,000 Common Shares from time to time through JonesTrading as agent for the offer and sale of the Common Shares. Sales of Common Shares pursuant to the sales agreement may be made in negotiated transactions or transactions that are deemed to be "at the market" as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made directly on the NYSE or sales made through a market maker other than on an exchange, at an offering price equal to or in excess of the net asset value per share of the Fund's Common Shares at the time such Common Shares are initially sold. The Fund intends to use the net proceeds from the sale of the Common Shares in accordance with its investment objectives and policies. Sales of Common Shares made under the sales agreement will be made pursuant to a "shelf" registration statement on Form N-2 (the "Registration Statement") that will require the Fund to obtain effectiveness from the SEC on an annual basis. The Registration Statement has not been effective since February 2013 and therefore Common Shares have not been offered under the sales agreement since that time. Any future sales of Common Shares under the sales agreement will be made pursuant to an effective Registration Statement. Transactions related to offerings under such sales agreement are as follows:

                               COMMON                                                        NET PROCEEDS
                               SHARES           NET PROCEEDS       NET ASSET VALUE        RECEIVED IN EXCESS
                                SOLD              RECEIVED         OF SHARES SOLD         OF NET ASSET VALUE
                             -----------       --------------      ---------------      ----------------------

Six Months Ended 4/30/13          --          $            --      $           --             $        --

Year Ended 10/31/12            122,655              2,403,089           2,163,307                 239,782

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST MORTGAGE INCOME FUND
                           APRIL 30, 2013 (UNAUDITED)


Additionally, offering costs of $212,203 related to this offering have been recorded as a prepaid asset and are being amortized to expense by the Fund on a straight line basis over the lesser of one year or until the Fund sells 1,000,000 Common Shares related to this offering.

                               6. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                             7. RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund distributions. Security prices can fluctuate for several reasons including the general condition of the securities market, or when political or economic events affecting the issuers occur, including the risk that borrowers do not pay their mortgages. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Advisor or Sub-Advisor may take temporary defensive positions.

SUBORDINATED DEBT RISK: A portion of the Fund's Managed Assets may be invested in subordinated classes of MBS, including debt obligations issued by private originators or issuers backed by residential mortgage loans and multi-class debt or pass-through or pay-through securities backed by a mortgage loan or pool of mortgage loans on commercial real estate. Such subordinated classes are subject to a greater degree of non-payment risk than are senior classes of the same issuer or agency.

PREPAYMENT RISK: If borrowers prepay their mortgage loans at rates that are faster than expected, this results in prepayments that are faster than expected on MBS. These faster than expected prepayments may adversely affect the Fund's profitability, particularly if the prepayments must be reinvested at market interest rates that are below the Fund portfolio's current earnings rate.

Moreover, the Fund may also hold MBS that are less affected by prepayments. While the Sub-Advisor seeks to minimize prepayment risk to the extent practical, they must balance prepayment risk against other risks and the potential returns of each investment in selecting investments. No strategy can completely insulate the Fund from prepayment risk.

INTEREST RATE RISK: The Fund may also hold MBS which are Stripped Mortgage-Backed Securities, IO securities and PO securities. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of a PO security will rise and the value of an IO security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of a PO security will fall and the value of an IO security will rise.

LEVERAGE RISK: Borrowings up to 33-1/3% (or such other percentage as permitted by law) of Fund assets (including the amount borrowed) less liabilities other than borrowings may be utilized in the Fund. Leverage may be used for investment purposes and to meet cash requirements. The leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. These include the possibility of higher volatility of the NAV of the Fund. Reverse repurchase agreements are used to leverage the Fund's assets. Reverse repurchase agreements are subject to the risks that the market value of the Fund's securities sold may decline below the price of the securities the Fund is obligated to repurchase, and that the securities may not be returned to the Fund. From time to time the amount of the leverage may be changed in response to actual or anticipated changes in interest rates or the value of the Fund's investment portfolio. There can be no assurance that the leverage strategies will be successful.

FIXED-INCOME SECURITIES RISK: Debt securities, including high yield securities, are subject to certain risks, including: (i) issuer risk, which is the risk that the value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services or, in the case of asset-backed issuers, a decline in the value and/or cash flows of the underlying assets; (ii) reinvestment risk, which is the risk that income from the Fund's portfolio will decline if the proceeds from matured, traded or called bonds are invested at market interest rates that are below the Fund portfolio's current earnings rate; and (iii) credit risk, which is the risk that a security in the Fund's portfolio will decline in price or the issuer fails to make interest payments when due because the issuer of the security experiences a decline in its financial status.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST MORTGAGE INCOME FUND
                           APRIL 30, 2013 (UNAUDITED)


                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were the following subsequent events:

On May 20, 2013, the Fund declared a dividend of $0.085 per share to Common Shareholders of record on June 5, 2013, payable June 17, 2013. This is a decrease from the prior month's distribution paid on May 15, 2013, of $0.10 per share.

On June 20, 2013, the Fund declared a dividend of $0.085 per share to Common Shareholders of record on July 3, 2013, payable July 15, 2013.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                        FIRST TRUST MORTGAGE INCOME FUND
                           APRIL 30, 2013 (UNAUDITED)


                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST MORTGAGE INCOME FUND
                           APRIL 30, 2013 (UNAUDITED)


                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of the Common Shares of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust Mortgage Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund, First Trust Active Dividend Income Fund, First Trust High Income Long/Short Fund and First Trust Energy Infrastructure Fund, was held on April 17, 2013 (the "Annual Meeting"). At the Annual Meeting, Trustees James A. Bowen and Niel B. Nielson were elected by the Common Shareholders of the First Trust Mortgage Income Fund as Class III Trustees for three-year terms expiring at the Fund's annual meeting of shareholders in 2016. The number of votes cast in favor of Mr. Bowen was 3,691,670, the number of votes against was 220,385 and the number of abstentions was 301,060. The number of votes cast in favor of Mr. Nielson was 3,695,816, the number against was 216,239 and the number of abstentions was 301,060. Richard E. Erickson, Thomas R. Kadlec and Robert F. Keith are the other current and continuing Trustees.

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



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



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

FIRST TRUST

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
Brookfield Investment Management Inc.
3 World Financial Center
200 Vesey Street, 10th Floor
New York, NY 10281

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
The Bank of New York Mellon
101 Barclay Street, 20th Floor
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

Not applicable.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.


ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

There has been no change, as of the date of this filing, in any of the portfolios managers identified in response to paragraph (a)(1) of this Item in the Registrant's most recently filed annual report on Form N-CSR.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

      (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b)
            under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

      (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1)  Not applicable.

     (a)(2)  Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
             Section 302  of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)  Not applicable.

     (b)     Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
             Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)            First Trust Mortgage Income Fund
             ------------------------------------------------------

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: June 18, 2013
     ------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: June 18, 2013
     ------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: June 18, 2013
     ------------------

* Print the name and title of each signing officer under his or her signature.